Exhibit 10.13

AMENDMENT NO. 2

THIS AMENDMENT NO. 2 is made as of the 18th day of August 2004, between General Electric Capital Corporation (“Secured Party”) and Xcyte Therapies, Inc. (“Debtor”) in connection with that certain Master Security Agreement and Amendment, dated as of May 1, 2000 (“Agreement”). The terms of this Amendment No. 2 are hereby incorporated into the Agreement as though fully set forth therein. Section references below refer to the section numbers of the Agreement. The Agreement is hereby amended to add the following events of default to Section 7(a):

“(xii) Debtor’s improper filing of an amendment or termination statement relating to a filed financing statement describing the Collateral without the prior written consent of the Secured Party ;

(xiii) There is a material adverse change in the Debtor’s financial condition, which would materially impair the ability of Debtor to perform its material obligations hereunder, as determined solely, reasonably and in good faith by Secured Party;

(xiv) Any Guarantor revokes or attempts to revoke its guaranty of any of the Indebtedness or fails to observe or perform any material covenant, condition or agreement to be performed under any guaranty or other related document to which it is a party;

(xv) Debtor defaults under any other material obligation totaling at least $500,000 for (A) borrowed money, (B) the deferred purchase price of property or (C) payments due under any lease agreement, unless Debtor cures any such defaults within 30 days; or

(xvi) At any time during the term of this Agreement Debtor sells all or substantially all of its assets without Secured Party’s prior written consent.

TERMS USED, BUT NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE MEANINGS GIVEN TO THEM IN THE AGREEMENT. EXCEPT AS EXPRESSLY AMENDED HEREBY, THE AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT. IF THERE IS ANY CONFLICT BETWEEN THE PROVISIONS OF THE AGREEMENT AND THIS AMENDMENT NO. 2, THEN THIS AMENDMENT NO. 2 SHALL CONTROL.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 simultaneously with the Agreement by signature of their respective authorized representative set forth below.

General Electric Capital Corporation		Xcyte Therapies, Inc.

By:	/s/ Diane Earle	By:	/s/ Kathi Cordova
Name:	Diane Earle	Name:	Kathi Cordova
Title:	Senior Vice President	Title:	Senior VP Finance & Treasurer